Statement of Additional Information Supplement	September 4, 2019
Putnam Equity Income Fund
Statement of Additional Information dated March 30, 2019

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Darren Jaroch, Lauren DeMore and Walter Scully. These sub-sections are also supplemented solely with regard to Ms. DeMore as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of July 31, 2019. The other accounts may include accounts for which this individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Lauren DeMore	0	$0	0	$0	1	$1,200,000

Ownership of securities

The dollar range of shares of the fund owned by Ms. DeMore as of July 31, 2019, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $0.

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